Exhibit 99.2
ACAP Corporation Interim Report
Consolidated Balance Sheet
As of September 30, 2006
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September 30, 2006
Assets
Investments:
Fixed maturities available for sale (amortized cost of $85,913,304) ........................................	$ 86,622,726
Mortgage loans......................................................................................................................	81,031
Policy loans...........................................................................................................................	4,174,036
Short-term investments..........................................................................................................	0
Total investments................................................................................................................	90,877,793
Cash.........................................................................................................................................	2,779,038
Accrued investment income.....................................................................................................	1,019,714
Reinsurance receivables..........................................................................................................	40,705,870
Accounts receivable (less allowance for uncollectible accounts of $91,212)..............................	387,417
Deferred acquisition costs........................................................................................................	590,727
Property and equipment (less accumulated depreciation of $1,451,951) ...................................	91,875
Costs in excess of net assets of acquired business (less accumulated amortization of $1,895,727)...........................................................................................................................	778,044
Net deferred tax asset..............................................................................................................	636,453
Other assets............................................................................................................................	1,948,257
Total assets.........................................................................................................................	$ 139,815,188

Liabilities
Policy liabilities:
Future policy benefits.............................................................................................................	$ 118,629,156
Contract claims.......................................................................................................................	917,807
Total policy liabilities...........................................................................................................	119,546,963

Other policyholders' funds.......................................................................................................	1,549,991
Other liabilities.........................................................................................................................	3,332,254
Note payable...........................................................................................................................	1,304,050
Deferred gain on reinsurance....................................................................................................	2,987,141
Total liabilities....................................................................................................................	128,720,399

Stockholders' Equity
Series A preferred stock, par value $.10 per share, authorized, issued, and outstanding 74,000 shares (involuntary liquidation value $2,035,000)........................................................	1,850,000
Common stock, par value $.10 per share, authorized 5,000 shares, issued 3,174, and outstanding 2,810..................................................................................................................	318
Additional paid-in capital.........................................................................................................	4,586,331
Retained earnings ...................................................................................................................	4,550,635
Treasury stock, at cost, 364 common shares..........................................................................	(360,713)
Accumulated other comprehensive income (loss) - net unrealized investment losses, net of taxes
of $241,204 ........................................................................................................................	468,218
Total stockholders’ equity...................................................................................................	11,094,789
Total liabilities and stockholders’ equity...............................................................................	$ 139,815,188

See accompanying notes to consolidated financial statements.

ACAP Corporation Interim Report
Consolidated Statement of Operations and
Comprehensive Income
For the Period Ended September 30, 2006
Period Ended September 30, 2006
Revenues
Premiums and other considerations..................................................................	$ 7,358,748
Net investment income.............................................................................................................	3,526,830
Net realized investment losses .........................................................................	10,938
Reinsurance expense allowance........................................................................	2,107,340
Amortization of deferred gain...........................................................................	31,925
Other income..................................................................................................	42,570
Total revenues..............................................................................................	13,078,351

B
Benefits and Expenses
Net policy benefits...........................................................................................	6,027,531
Commissions and general expenses..................................................................	6,079,137
Interest expense..............................................................................................	84,003
Amortization of deferred acquisition costs.........................................................	74,880
Total benefits and expenses..........................................................................	12,265,551

Earnings
Income before federal income tax expense .......................................................	812,800
Federal income tax expense:
Current............................................................................................................	(75,370)
Deferred...........................................................................................................	86,529
Net income......................................................................................................	801,641

Other Comprehensive Income (Loss)
Net unrealized investments holding gains (losses) arising during period, net of taxes of $241,426............................................................................................	468,662
Less: reclassification adjustment for net investment gains and losses included in net income, net of taxes of $0...........................................................................	10,938
Comprehensive income ...................................................................................	$ 457,724

Earnings Per Share
Basic earnings per common share....................................................................	$ 238.37
Diluted earnings per common share..................................................................	$ 231.13

See accompanying notes to consolidated financial statements.

ACAP Corporation Interim Report
Consolidated Statement of Stockholders' Equity
For the Period Ended September 30, 2006
Period Ended September 30, 2006
Series A Preferred Stock (Including Additional Paid-in Capital).....................	$ 1,850,000

Common Stock
Balance, beginning of year................................................................................	319
Repurchase and cancellation of shares ............................................................	(1)
Balance, end of period.....................................................................................	318

Additional Paid-in Capital
Balance, beginning of year................................................................................	4,604,480
Stock option exercise.......................................................................................	0
Repurchase and cancellation of shares .............................................................	(18,149)
Balance, end of period....................................................................................	4,586,331

Retained Earnings
Balance, beginning of year................................................................................	3,880,807
Net income ....................................................................................................	801,641
Preferred stock cash dividends.........................................................................	(131,813)
Balance, end of period.....................................................................................	4,550,635

B
Treasury Stock
Balance, beginning of year................................................................................	(463,611)
Stock option exercise......................................................................................	102,898
Purchases........................................................................................................	0
Balance, end of period.....................................................................................	(360,713)

Accumulated Other Comprehensive Income
Balance, beginning of year................................................................................	(444)
Change during year..........................................................................................	468,662
Balance, end of period.....................................................................................	468,218

Total Stockholders’ Equity..........................................................................	$ 11,094,789

See accompanying notes to consolidated financial statements.

ACAP Corporation Interim Report
Consolidated Statement of Cash Flows
For the Period Ended September 30, 2006

Period Ended September 30, 2006
Cash Flows from Operating Activities
Net income .....................................................................................................	$ 801,641
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation and amortization..........................................................................	36,072
Amortization of deferred acquisition costs.........................................................	74,880
Amortization of deferred gain on reinsurance.....................................................	(31,925)
Premium and discount amortization...................................................................	157,893
Net realized investment gains ..........................................................................	(10,938)
Deferred federal income tax expense ...............................................................	86,529
Decrease in reinsurance receivables.................................................................	357,521
Decrease in accrued investment income............................................................	83,910
Decrease (increase) in accounts receivable.......................................................	74,925
Increase in other assets....................................................................................	(547,552)
Decrease in policy liabilities..............................................................................	(1,521,670)
Increase (decrease) in other liabilities................................................................	780,151
Net cash provided by operating activities.....................................................	341,437

Cash Flows from Investing Activities
Proceeds from sales and maturities of investments available for sale and principal repayments on mortgage loans..........................................................	9,837,519
Purchases of investments available for sale........................................................	(8,720,263)
Net decrease in policy loans.............................................................................	54,042
Net decrease in short-term investments.............................................................	1,225,222
Net cash provided by investing activities......................................................	2,396,520

Cash Flows from Financing Activities
Principal payments on notes payable.................................................................	0
Deposits on policy contracts.............................................................................	806,010
Withdrawals from policy contracts....................................................................	(50,204)
Proceeds from issuance of stock options exercised...........................................	102,898
Preferred stock dividends paid.........................................................................	(131,813)
Payments to acquire stock that was then cancelled ...........................................	(18,150)
Net cash provided by financing activities......................................................	8,741

Net increase in cash.........................................................................................	2,746,698
Cash at beginning of year.................................................................................	32,340
Cash at end of period.......................................................................................	$ 2,779,038

See accompanying notes to consolidated financial statements

ACAP Corporation Interim Report
Notes to Consolidated Financial Statements
For the Period Enced September 30, 2006

1.  Summary of Significant Accounting Policies

The consolidated financial statements of Acap Corporation ("Acap" or "the Company") include its wholly-owned subsidiaries: American Capitol Insurance Company ("American Capitol"); Imperial Plan, Inc. ("Imperial Plan"); and Texas Imperial Life Insurance Company ("Texas Imperial").  All significant inter-company transactions and accounts have been eliminated in consolidation.

Although the Company believes the disclosures are adequate to make the information presented not be misleading, it is suggested that these consolidated financial statements be read in conjunction with the consolidated financial statements and the notes thereto presented in the Company’s Annual Report for the year ended December 31, 2005.

The information furnished reflects, in the opinion of the Company, all adjustments (which include only normal and recurring accruals) necessary for a fair presentation of the results of operations for the period presented.  Operating results for interim periods are not necessarily indicative of operating results to be expected for the year or of the Company’s future financial condition.

2.  Investments

As of September 30, 2006, fixed maturities held for sale represented 95% of total invested assets.  As prescribed by the various state insurance department statutes and regulations, the insurance companies’ investment portfolio is required to be invested in investment grade securities to provide ample protection for policyholders. In light of these statutes and regulations, and the Company’s business and investment strategy, the Company generally seeks to invest in United States government and government agency securities and other high quality low risk investments.  The investments held for sale are carried at market, with changes in market value directly charged to shareholders’ equity.

3.  Line of Credit / Notes Payable

During 2005, Acap obtained a revolving line of credit from a bank by signing a secured promissory note in the amount of $2.7 million.  The credit facility is secured by Acap’s holdings of its subsidiaries.  Interest is at the prime rate as quoted in the most recently published issue of The Wall Street Journal.  At September 30, 2006, the interest rate was 8.25%.  Principal payments are due beginning the third quarter of 2007.  As of September 30, 2006, Acap has drawn down a total of $1,304,050 and is currently making monthly interest-only payments.  The credit facility contains certain covenants regarding such items as investment restrictions, collateral ratios, and financial measures.  The Company was in compliance with all covenants at September 30, 2006.

During 2004, American Capitol and Texas Imperial obtained revolving lines of credit from a bank by signing unsecured promissory notes in the amount of $210,000 and $160,000, respectively.  Interest on both notes is at the base interest rate of the bank.  As of September 30, 2006, no funds were outstanding on these notes.

4.  Commitment and Contingencies

A. Lease

American Capitol leases approximately 22,000 square feet of a building for its home office.  The lease runs through October 31, 2011 with the right to cancel without penalty effective November 1, 2006, with a six month notice.  There is an option to renew the lease for a period of 60 months immediately following the term of the lease agreement.

American Capitol paid $264,171 through the first nine months of 2006 in connection with this lease agreement.  There have been no contingent rental payments through the first nine months of 2006.

B. Reinsurance

The Company accounts for reinsurance in accordance with SFAS No. 113.  In accounting for reinsurance, the Company has reported ceded reserve credits and reinsurance claim credits as reinsurance receivables.  The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Reinsurance plays a significant role in the Company's operations.  At September 30, 2006, reinsurance receivables with a carrying value of approximately $39 million were recoverable from a single reinsurer, Canada Life Assurance Company ("Canada Life").  At December 31, 2005, Canada Life had statutory assets in excess of $32 billion and statutory stockholders' equity of approximately $3 billion.  Canada Life is rated "Superior" by A.M. Best Company, an insurance company rating organization.  At September 30, 2006, reinsurance receivables with a carrying value of approximately $.6 million were recoverable from Hannover Life Reassurance (Ireland) Limited ("Hannover").  Hannover is rated “Excellent” by A.M. Best Company.  The Hannover reinsurance receivables are secured by a trust account containing a $1 million letter of credit granted in favor of an insurance subsidiary of the Company.

A treaty with Canada Life provides that the Company is entitled to 85% of the profits (calculated pursuant to a formula contained in the treaty) beginning when the accumulated profits under the treaty reach a specified level.  As of September 30, 2006, there remains $2,381,853 in profits to be generated before the Company is entitled to 85% of the profits.  As of December 31, 2005, such number was $2,966,883.  Should future experience under the treaty match the experience of recent years, which cannot reliably be predicted to occur, the accumulated profits would reach the specified level towards the end of 2009.  However, regarding the uncertainty as to when the specified level may be reached, it should be noted that the experience has been erratic from year to year and the number of policies in force that are covered by the treaty diminishes each year.

A treaty with SCOR Life Insurance Company (“SCOR”) provides that the Company is entitled to 85% of the profits (calculated pursuant to a formula contained in the treaty) beginning when the accumulated profits under the treaty reach a specified level, which occurred as of July 31, 2003.  At that time, at the Company's request, SCOR retroceded 100% of the coinsurance to the Company.  The Company now retains 85% of the profit generated from this block of business and pays SCOR an experience refund equal to the remaining 15% of the profits.  SCOR is entitled to such experience refund for ten years or until such accumulated experience refunds total $875,000, whichever comes first.  As of September 30, 2006, such target accumulated experience refunds total was reached and the agreement was terminated.

A treaty with Hannover provides that the Company may recapture the treaty without a charge to the surplus of an insurance subsidiary of the Company under statutory accounting beginning when the accumulated profits (calculated pursuant to a formula contained in the treaty) reach a specified level.  As of September 30, 2006, there remains $645,694 in profits to be generated before the Company can recapture the treaty without a surplus charge.  As of December 31, 2005, such number was $842,973.  Should future experience under the treaty match the experience of recent years, which cannot reliably be predicted to occur, the accumulated profits would reach the specified level towards the end of 2007. However, regarding the uncertainty as to when the specified level may be reached, it should be noted that the experience has been erratic from year to year and the number of policies in force that are covered by the treaty diminishes each year.

The Canada Life, SCOR, and Hannover reinsurance treaties are representative of a key use of reinsurance by the Company.  Immediately following the purchase of a block of life insurance policies through the Company's acquisition program, the Company may reinsure all or a portion of the acquired policies.  By doing so, the Company seeks to recover all or a portion of the purchase price of the acquired policies and transfer the risks associated with the policies to the reinsurer. The Company retains the administration of the reinsured policies and seeks to profit from the compensation the Company receives from the reinsurer for such policy administration.  The Company is entitled, but not obligated, to recapture the policies at a price determined by a formula in the reinsurance treaty.

While the Company expects that all amounts ceded to reinsurers will ultimately be collected, the Company remains primarily liable to its contract holders with respect to any reinsurance ceded, and would bear any loss if such reinsurers were to default on their obligations under the applicable reinsurance treaties.  The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies.  Other than its exposure to Canada Life and Hannover as discussed above, management does not believe the Company has significant concentrations of credit risk related to reinsurance, or otherwise.

C. Litigation

In a lawsuit entitled “Susie S. Brown versus American Capitol Insurance Company,” certain individual policyholders of American Capitol filed a suit against American Capitol on May 16, 2001, in the Civil District Court for the Parish of Orleans, Louisiana, alleging that American Capitol, in violation of state law cited therein, engaged in racial discrimination in the pricing and/or marketing of certain life insurance policies.  American Capitol removed the suit to the U. S. District Court for the Eastern District of Louisiana and filed its answer generally denying plaintiffs allegations. Plaintiffs then amended the suit and made their race-based discrimination claims under U. S. law instead of state law.  Alleging that there are other American Capitol policyholders similarly situated, plaintiffs sought a certification of a class of policyholders in order to proceed as a class action.  Based on investigations conducted by the Company and pre-trial discovery that has taken place, the Company believes that no “dual” pricing or other race-based discriminatory pricing, marketing, or administrative acts have occurred in respect to any policies issued or assumed by American Capitol.  The Company has further made it clear that the policies that fall within plaintiffs’ class definition were assumed by American Capitol in 1999 from another company, and that American Capitol did not establish the pricing of, and did not market, the subject policies.  American Capitol filed a motion for summary judgment which the Court denied, while in the same ruling the Court reduced the policyholders identified by plaintiffs for which a liability by the Company is alleged to a relatively low number (without deciding on liability).

At a fairness hearing conducted on July 6, 2006, the Court approved a Stipulation Agreement that had been proposed by the plaintiffs and the Company to settle the suit.  The settlement was implemented during the third quarter of 2006.

Apart from the above suit, the Company is from time to time involved in various other lawsuits and legal actions arising in the ordinary course of operations.  Management is of the opinion that the ultimate disposition of any pending litigation or threatened litigation will not have a material adverse effect on the Company’s results of operations or financial position.

5.  Supplemental Information Regarding Cash Flows

Cash payments for interest expense for the period ended September 30, 2006 was $84,003.  Net cash payments of $18,000 for federal income taxes were made during the period ended September 30, 2006.

6.  American Capitol Stock Option and Benefit Plans

Effective May 13, 2002, the Board of Directors of American Capitol adopted an incentive stock option plan (the “2002 Plan”).  The 2002 Plan adopted by the Board of Directors grants stock options to the senior officers of American Capitol and the non-management members of the Board of Directors.  The stock options have only been granted with respect to shares of common stock of Acap owned by American Capitol.  The options enable the grantee to purchase the common stock to which the options relate at the market value of the common stock on the date of granting the options.  In 2003, the options were adjusted to reflect a 1-for-2 reverse stock split.  The options generally vest five years from the date of grant and must be exercised within ten years from the date of grant.  The options with respect to one grantee vest four years from the date of grant and must be exercised within five years from the date of grant.

Effective September 2, 1997, the Board of Directors of American Capitol adopted an incentive stock option plan (the “1997 Plan”).  The 1997 Plan provides that the Board of Directors of American Capitol or the Compensation Committee of the Board of Directors may grant stock options to any employee determined to be a key employee.  The stock options may only be granted on shares of common stock of Acap owned by American Capitol.  The options enable the grantee to purchase the common stock to which the options relate at the market value of the common stock on the date of granting the options.  In 2003, the options were restated to reflect the effect of a 1-for-2 reverse stock split.  The remaining unexercised options are fully vested and must be exercised within ten years from the date of grant.

Stock options granted for Acap Corporation common stock are summarized as follows:

2006
No. of Shares
Outstanding at January 1........................................................................................	266
Options exercised ....................................................................................................	178
Outstanding at September 30.................................................................................	88
Exercisable at September 30....................................................................................	88
Available for future grant.......................................................................................	276

Pursuant to a deferred compensation agreement with an officer of the Company, at September 30, 2006 the Company held a liability of $178,350.

7.  Capital Stock

Acap has two classes of capital stock:  preferred stock ($.10 par value, authorized 80,000 shares), which may be issued in series with such dividend, liquidation, redemption, conversion, voting, and other rights as the Board of Directors may determine, and common stock ($.10 par value, authorized 5,000 shares), the "Common Stock."  The only series of preferred stock outstanding is the Cumulative Exchangeable Preferred Stock, Series A, $2.50 (Adjustable), the "Series A Preferred Stock."

A. Series A Preferred Stock

There are 74,000 shares of Series A Preferred Stock authorized, issued, and outstanding.  Acap pays dividends quarterly on the Series A Preferred Stock (when and as declared by the Board of Directors).  The amount of the dividend is based on the prime rate of a Pittsburgh bank plus 2%.  Acap has the right, if elected by the Board of Directors, to redeem the Series A Preferred Stock at the fixed redemption price of $27.50 per share.  The holders of Series A Preferred Stock are entitled to liquidating distributions of $27.50 per share.  The cumulative dividends and liquidating distributions of the Series A Preferred Stock are payable in preference to the Common Stock.  The Series A Preferred Stock is nonvoting, except as required by law and except that, if six quarterly dividends are unpaid and past due, the holders of the Series A Preferred Stock may elect two directors to Acap's Board of Directors.  The payment of dividends on the preferred stock is current as of September 30, 2006.

B. Common Stock

Activity in the Company’s issued and outstanding Common Stock for the period ended September 30, 2006 is summarized as follows:

	Issued Shares	Treasury Shares	Outstanding Shares
Balance, December 31, 2005......................................................................................................	3,185	542	2,643
Stock option exercise.................................................................................................................	--	(178)	178
Repurchase and cancellation of shares...................................................................................	(11)	--	(11)
Balance September 30, 2006......................................................................................................	3,174	364	2,810

8.   NEW ACCOUNTING STANDARDS

The Financial Accounting Standards Board (“FASB”) issued Statement No. 155, Accounting for Certain Hybrid Financial Instruments – An amendment of FASB Statements No. 133 and 140.  The statement improves the financial reporting by eliminating the exemption from applying Statement 133 to interest in securitized financial assets so that similar instruments are accounted for similarly regardless of the form of the instrument.  The statement is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006.  The Company will account for all qualifying financial instruments in accordance with the requirements of Statement No. 155, should this apply.

The FASB also issued Statement No. 156, Accounting for Servicing of Financial Assets – an amendment of FASB Statement No. 140.  The statement requires that all separately recognized servicing assets and servicing liabilities be initially measured at fair value, if possible.  The statement permits, but does not require, the subsequent measurement of servicing assets and liabilities at fair value.  The statement is effective for fiscal years beginning after September 15, 2006.  The Company will account for all separately recognized servicing assets and servicing liabilities in accordance with the requirements of Statement No. 156, should this apply.

The FASB also issued Statement No. 157, Fair Value Measurements.  The statement defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.  The statement does not require any new fair value measurements; however applies under other pronouncements that require or permit fair value measurements.  The statement is effective for financial statements issued for fiscal years beginning after November 15, 2007.  The Company will adjust all fair value measurements in accordance with the requirements of Statement No. 157, should this apply.

The FASB also issued Statement No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans – an amendment of FASB Statements No. 87, 88, 106 and 132(R).  The statement requires that an employer that is a business entity and sponsors one or more single-employer defined benefit plans to recognize the funded status of a benefit plan, the component of other comprehensive income, net of tax, the gains or losses and prior service costs or credits that arise during the period but are not recognized as current costs, and disclose additional information in the notes regarding certain effects on net periodic benefit costs for the next fiscal year.  The statement is effective for fiscal years ending after December 15, 2006.  The adoption of Statement 158 does not currently affect the Company’s financial position or results of operations, since the Company does not have any defined benefit pension plans.